UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 3, 2012

(Date of Report — date of earliest event reported)

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

00029758	41-0856543
(Commission File No.)	(IRS Employer Identification No.)

10050 Crosstown Circle Suite 500, Eden Prairie, MN 55344

(Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On July 31, 2012, Datalink Corporation (the “Company”) entered into the Third Amendment to Credit Agreement (the “Amended Agreement”), which amended its existing line of credit agreement with Wells Fargo Bank, N.A.

The Amended Agreement continues to provide a revolving line of credit facility with a maximum borrowing amount of $10.0 million that now matures on July 31, 2014. In connection with the extension of the maturity date, the Company executed an Amended and Restated Revolving Line of Credit Note (the “Amended Note”). The credit line continues to bear interest at 2.0% above the bank’s three month LIBOR rate. The other key terms, conditions, and financial covenants of the Amended Agreement are substantially the same as those defined in the original line of credit agreement. The original line of credit agreement was described in the Company’s Form 8-K filed on April 1, 2011, which information is incorporated by reference herein.

The foregoing description of the Amended Agreement and the Amended Note does not purport to be complete and is qualified in its entirety by reference to the text of the Amended Agreement and the Amended Note, which are filed herewith.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits. The following exhibits are filed herewith:

10.1

Credit Agreement by and between Datalink Corporation and Wells Fargo Bank, National Association dated March 31, 2011 (Incorporated by reference to exhibit 10.1 in our Form 8-K filed on April 1, 2011(File No. 0-29758)).

10.2	Amended and Restated Revolving Line of Credit Agreement by and between Wells Fargo Bank, National Association and Datalink Corporation, dated July 31, 2012.
10.3	Third Amendment to Credit Agreement by and between Wells Fargo Bank, National Association and Datalink Corporation, dated July 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 3, 2012

DATALINK CORPORATION

	By:	/s/ Gregory T. Barnum
Gregory T. Barnum,
Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
10.1	Credit Agreement by and between Datalink Corporation and Wells Fargo Bank, National Association dated March 31, 2011.	(1)
10.2	Amended and Restated Revolving Line of Credit Agreement by and between Wells Fargo Bank, National Association and Datalink Corporation, dated July 31, 2012.	Filed Herewith
10.3	Third Amendment to Credit Agreement by and between Wells Fargo Bank, National Association and Datalink Corporation, dated July 31, 2012.	Filed Herewith

(1) Incorporated by reference to the exhibit of the same number in our Form 8-K filed on April 1, 2011 (File No. 000-29758).